POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the following products originally issued by Athene Annuity & Life Assurance Company: Clarity Survivorship VUL, Clarity Variable Universal Life, Clarity Advantage, Clarity Dual Variable Universal Life, Clarity Variable Annuity, and Clarity 2+2 Variable Annuity, or such other names as may be used for such variable annuity and variable life insurance contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Mitra Hormozi

Name:	Mitra Hormozi

Title:	Director

Date:	January 13, 2025

POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the following products originally issued by Athene Annuity & Life Assurance Company: Clarity Survivorship VUL, Clarity Variable Universal Life, Clarity Advantage, Clarity Dual Variable Universal Life, Clarity Variable Annuity, and Clarity 2+2 Variable Annuity, or such other names as may be used for such variable annuity and variable life insurance contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Lawrence Ruisi

Name:	Lawrence Ruisi

Title:	Director

Date:	January 21, 2025

POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the following products originally issued by Athene Annuity & Life Assurance Company: Clarity Survivorship VUL, Clarity Variable Universal Life, Clarity Advantage, Clarity Dual Variable Universal Life, Clarity Variable Annuity, and Clarity 2+2 Variable Annuity, or such other names as may be used for such variable annuity and variable life insurance contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Francis Sabatini

Name:	Francis Sabatini

Title:	Director

Date:	January 16, 2025

POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the following products originally issued by Athene Annuity & Life Assurance Company: Clarity Survivorship VUL, Clarity Variable Universal Life, Clarity Advantage, Clarity Dual Variable Universal Life, Clarity Variable Annuity, and Clarity 2+2 Variable Annuity, or such other names as may be used for such variable annuity and variable life insurance contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Hope Taitz

Name:	Hope Taitz

Title:	Director

Date:	January 21, 2025

POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the following products originally issued by Athene Annuity & Life Assurance Company: Clarity Survivorship VUL, Clarity Variable Universal Life, Clarity Advantage, Clarity Dual Variable Universal Life, Clarity Variable Annuity, and Clarity 2+2 Variable Annuity, or such other names as may be used for such variable annuity and variable life insurance contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Martin Klein

Name:	Martin Klein

Title:	Director

Date:	January 15, 2025